Exhibit 32.1
WESTERN RESERVE BANCORP, INC.
FORM 10-KSB
Year ended December 31, 2005
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ENACTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Western Reserve Bancorp, Inc. (the “Company”) on Form 10-KSB for the period ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Edward J. McKeon, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Edward J. McKeon
Edward J. McKeon President and Chief Executive Officer
March 24, 2006